SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2004 (August 24, 2004)

Introgen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21291 (Commission File Number)	74-2704230 (IRS Employer Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas (Address of principal executive offices)	78701 (Zip Code)

Registrant’s telephone number, including area code:  (512) 708-9310

(Former name or former address, if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
INDEX OF EXHIBITS
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective August 24, 2004, Mahendra G. Shah, Ph.D. resigned from the Board of Directors of Introgen Therapeutics, Inc. (the “Company”). Dr. Shah had served as a director of the Company since the Company’s inception in 1993. Also on August 24, 2004, Peter Barton Hutt was appointed to the Company’s Board of Directors to fill the vacancy created by Dr. Shah’s resignation. The Company issued a press release on August 24, 2004 regarding this matter, which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1          Press Release dated August 24, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2004	INTROGEN THERAPEUTICS, INC.
/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr.
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated August 24, 2004.